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                                                                    Exhibit 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 15, 2000 included in the Westinghouse Air Brake Technologies Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Pittsburgh, PA
July 20, 2000